Annual Presentation to Shareholders – May 13, 2022

Annual Presentation to Shareholders – May 13, 2022 Forward Looking Statements Safe Harbor Statement Certain matters discussed within this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. These factors include, but are not limited to, the risk factors described in our Annual Report on (i) Form 10-K for the year ended December 31, 2021 and include the following: (i) general adverse economic and local real estate conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iii) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to us, (iv) our ability to raise capital by selling our assets, (v) changes in governmental laws and regulations and management’s ability to estimate the impact of such changes, (vi) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (vii) the availability of suitable acquisition, disposition, development and redevelopment opportunities, and risks related to acquisitions not performing in accordance with our expectations, (viii) increases in operating costs, (ix) changes in the dividend policy for our common and preferred stock and our ability to pay dividends at current levels, (x) the reduction in our income in the event of multiple lease terminations by tenants or a failure by multiple tenants to occupy their premises in a shopping center, (xi) impairment charges, (xii) unanticipated changes in our intention or ability to prepay certain debt prior to maturity and (xiii) an epidemic or pandemic (such as the outbreak and worldwide spread of COVID-19), and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period. Given these uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements that we make, including those in this presentation. Except as may be required by law, we make no promise to update any of the forward-looking statements as a result of new information, future events or otherwise. You should carefully review the risks and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Annual Presentation to Shareholders – May 13, 2022 Non-GAAP Measures Funds from Operations The National Association of Real Estate Investment Trusts (NAREIT) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is defined by NAREIT as net income, computed in accordance with GAAP, plus real estate depreciation and amortization, and excluding impairment charges on real estate assets and gains or losses from real estate dispositions. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, which is disclosed in our consolidated statements of cash flows including in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of FFO. FFO should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management considers FFO a meaningful supplemental measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time (i.e. depreciation), which is contrary to what we believe occurs with our assets, and because industry analysts have accepted it as a performance measure. FFO may not be comparable to similarly titled measures employed by other REITs. Reconciliations of FFO to net income are included in our annual and quarterly reports filed with the SEC.

Annual Presentation to Shareholders – May 13, 2022 Competitors’ FFO per Share Annual Presentation to Shareholders – May 13, 2022 (1) Retail Properties of America merged into Kite Realty Group on October 22, 2021 (2) Weingarten Realty Investors merged into Kimco on August 4, 2021 $2.03 $1.62 $1.81 $3.07 $2.88 $3.14 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2015-2019 5 Yr. Avg. 2020 Actual 2021 Actual Basic FFO per Share Competitors' Average Saul Centers, Inc. Ticker REIT 2015-2019 2020 2021 5 Yr. Avg. Actual Actual AKR Acadia Realty Trust $ 1.45 $ 1.26 $ 1.27 BRX Brixmor Property Group Inc. 1.98 1.47 1.75 FRT Federal Realty Investment Trust 5.77 4.38 5.56 KIM Kimco Realty 1.46 1.17 1.39 KRG Kite Realty Group Trust 1.93 1.25 1.44 REG Regency Centers 3.29 2.95 4.02 ROIC Retail Opportunity Investments Corp. 1.08 1.04 0.99 RPAI Retail Properties of America (1) 0.97 0.84 0.78 SITC SITE Centers Corporation 1.63 0.91 1.16 UE Urban Edge 1.24 1.27 1.48 UBA Urstadt Biddle Properties 1.27 1.19 1.38 WRI Weingarten Realty Investors (2) 2.25 1.67 0.48 Average (Excludes BFS) $ 2.03 $ 1.62 $ 1.81 BFS Saul Centers, Inc. $ 3.07 $ 2.88 $ 3.14 1 In 2020, a competing group of neighborhood shopping center REITs averaged a 21% reduction in Funds From Operations per diluted share compared to the pre-pandemic (2015-2019) five-year average. Saul Centers experienced a 6% reduction in 2020 compared to the pre-pandemic five-year average, but rebounded to 6% growth in 2021 year-over-year. 1

Annual Presentation to Shareholders – May 13, 2022 Competitors’ Dividends per Share Annual Presentation to Shareholders – May 13, 2022 (1) Retail Properties of America merged into Kite Realty Group on October 22, 2021 (2) Weingarten Realty Investors merged into Kimco on August 4, 2021 $1.42 $0.99 $1.03 $1.98 $2.12 $2.16 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2015-2019 5 Yr. Avg. 2020 Actual 2021 Actual Dividends per Share Competitors' Average Saul Centers, Inc. Ticker REIT 2015-2019 2020 2021 5 Yr. Avg. Actual Actual AKR Acadia Realty Trust $ 1.18 $ 0.29 $ 0.60 BRX Brixmor Property Group Inc. 1.03 0.50 0.89 FRT Federal Realty Investment Trust 3.88 4.22 4.26 KIM Kimco Realty 1.06 0.54 0.68 KRG Kite Realty Group Trust 1.26 0.60 0.72 REG Regency Centers 2.12 2.38 2.41 ROIC Retail Opportunity Investments Corp. 0.74 0.20 0.51 RPAI Retail Properties of America (1) 0.68 0.28 0.22 SITC SITE Centers Corporation 1.30 0.25 0.47 UE Urban Edge 0.85 0.68 0.60 UBA Urstadt Biddle Properties 1.06 0.63 0.74 WRI Weingarten Realty Investors (2) 1.51 1.30 0.30 Average (Excludes BFS) $ 1.39 $ 0.99 $ 1.03 BFS Saul Centers, Inc. $ 1.98 $ 2.12 $ 2.16 2 Except for Saul Centers, Federal Realty, and Regency Centers, a competing group of neighborhood shopping center REITs reduced dividends as a result of the pandemic. The competing group overall reduced dividends by 27% compared to their pre-pandemic five-year averages. Saul Centers increased its dividend over the pre-pandemic five-year average by a total of 11% in 2020 and 2021. 2

Annual Presentation to Shareholders – May 13, 2022 During 2021, over 75% of property operating income was generated by shopping centers. 75.4% 15.3% 9.3% Shopping Centers Office Apartments Portfolio Composition (measured by Property Operating Income) 2021 Shopping Centers – 75.4% Office – 15.3% Apartments – 9.3% 2011 Shopping Centers – 75.3% Office – 21.5% Apartments – 3.2% 2021 D.C. / Baltimore – 86.3%  Other – 13.7%86.3% 13.7% D.C. / Baltimore Other Annual Presentation to Shareholders – May 13, 2022 2011 D.C. / Baltimore – 85.0%  Other – 15.0% 3 While overall portfolio size has grown, our property type and geographic focus have remained consistent. Our shopping centers contributed 75% of property operating income in 2021, approximately the same percentage contributed ten years earlier. Since 2011, the percentage of property operating income from apartments has increased from approximately 3% to 9%, while the percentage derived from office buildings declined from approximately 21% in 2011 to 15% in 2021. Given that our development pipeline is primarily focused on Washington, D.C. metropolitan area apartments, we expect an increasing percentage of our total property operating income will be generated by our residential assets in future years. 3

Annual Presentation to Shareholders – May 13, 2022 Portfolio Growth (2004 - 2021) P ro pe rt y O pe ra ti ng I nc om e (i n m il li on s) Operating properties: 29 to 57 Leasable area: 5.3 million to 9.8 million square feet Property operating income: 5.2% compound annual growth rate $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Annual Presentation to Shareholders – May 13, 2022 Growth Since Inception: 4 Total portfolio property operating income increased 6.5% in 2021 compared to 2020. On a same property basis, property operating income increased 5.7% at shopping centers as they recovered from challenges faced in 2020. On a same property basis, property operating income decreased by 12.2% at office buildings and 9.7% at apartments because of the lingering effects of the pandemic. Total portfolio same property operating income increased 1.7% in 2021 compared to 2020. 4

Annual Presentation to Shareholders – May 13, 2022 Mixed-Use Development 750 N. Glebe Road Arlington, Virginia ixed se e el e t The Waycroft Arlington, VA Annual Presentation to Shareholders – May 13, 2022 5 Early in 2021, we successfully completed the residential lease-up of the 491-unit apartment house at The Waycroft in Arlington, Virginia. As of March 31, 2022, the last vacant retail space at the development was leased, bringing the property’s retail space to 100% leased. Our operations at The Waycroft contributed $2.0 million of the $10.7 million growth in 2021 Funds From Operations. As the remaining retail tenants with executed leases open and begin paying rent, The Waycroft’s contribution to earnings will continue to grow. 5

Annual Presentation to Shareholders – May 13, 2022 Retail Development Ashbrook Marketplace Ashburn, VA Annual Presentation to Shareholders – May 13, 2022 6 Ashbrook Marketplace is centrally located in the heart of Loudoun County, Virginia. The shopping center is anchored by LIDL, one of the largest grocers in the world, known for its value-priced store brands and simple to navigate store layout. Base rent at Ashbrook Marketplace increased $1.1 million in 2021 compared to 2020. 6

Retail Pad Site Development

- We signed leases for two new pad sites in 2021, including:
  - Shake Shack at Kentlands Square
  - Wendy's at Beacon Center
- Tenants at three new pad sites opened in 2021, including:
  - National Tire and Battery at Shops at Monocacy
  - Mezeh Grill at The Glen
  - SECU at Westview Village
- These pad sites will contribute an additional $770,000 in annual base rent



Westview Village


STARBUCKS

Lansdowne Town Center


NTB
NTB

Shops at Monocacy

Saul Centers

Annual Presentation to Shareholders – May 13, 2022

7

From time to time, we add free-standing pad site buildings within our shopping center portfolio. These pad site additions provide attractive cash-on-cash returns and can be quickly accretive.

During 2021, we signed leases for two new pad sites, including Shake Shack at Kentlands and Wendy's at Beacon Center. Three additional pad sites opened during 2021, including SECU at Westview Village, Mezeh Grill at The Glen, National Tire and Battery at Shops of Monocacy.

Saul Centers Annual Presentation to Shareholders – May 13, 2022 7

Annual Presentation to Shareholders – May 13, 2022 Deferral Repayments (as of March 31, 2022) Annual Presentation to Shareholders – May 13, 2022 $1 $60 $270 $1,391 $1,397 $1,413 $1,348 $609 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 R ep ay m en ts ( $0 00 s) Month Owed/Collected Status of Deferral Repayments Amount Repaid Cumulative Collection Pct 8 During 2020 and 2021, we worked in concert with our tenants to ensure their continued operations, including entering into rent deferral agreements where appropriate. Since March 2020, we have deferred approximately $9.1 million of rents, $6.7 million of which has come due as of March 31, 2022. Approximately $6.5 million, or 97%, of the repayments that have come due has been repaid by our tenants. Rent collections rates were equally strong in 2021, rebounding to pre- pandemic levels. Portfolio cash rent collections totaled 99% for 2021. 8

Annual Presentation to Shareholders – May 13, 2022 Core Shopping Center Operations Annual Presentation to Shareholders – May 13, 2022 $69,866 $105,135 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2021 Property Operating Income from Grocery-Anchored Shopping Centers Property Operating Income ($000s) 82% 79% 9 Approximately 79% of our shopping center property operating income is produced by centers anchored by a grocery store, a modest decrease from 82% ten years ago. These essential businesses drive foot and vehicle traffic and contribute stability to our portfolio’s income. 9

Annual Presentation to Shareholders – May 13, 2022 Shopping Center Leasing Percentage 5/13/2022 A ve ra ge L ea si ng P er ce nt ag e 10 yr. Avg. = 94.6% (Same Property) Q1 2022 numbers reflect results through March 31, 2022 Annual Presentation to Shareholders – May 13, 2022 93.2% 94.3% 94.8% 95.4% 96.0% 95.2% 95.1% 95.5% 93.1% 93.4% 93.9% 82% 86% 90% 94% 98% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 10 Over the past ten years, our retail leasing percentage has averaged 94.6%. While we ended 2021 below this ten-year average, we continue to see increased demand for space at our shopping centers, as shown by our upward trend in leasing percentage since 2020. 10

Annual Presentation to Shareholders – May 13, 2022 Small Shop Leasing Percentage (in-line spaces < 10,000 square feet) Y ea r- E nd S m al l S ho p L ea si ng P er ce nt ag e 10 yr. Avg. = 90.1% Annual Presentation to Shareholders – May 13, 2022 Q1 2022 numbers reflect results through March 31, 2022 86.9% 89.7% 91.1% 91.2% 90.4% 91.0% 92.1% 90.2% 88.9% 89.6% 89.6% 60% 65% 70% 75% 80% 85% 90% 95% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 11 As of December 31, 2021, our small shop leasing percentage was 89.6%, a 0.7% improvement year-over-year, and a modest decrease of 0.5% from our prior ten-year average of 90.1%. 11

Annual Presentation to Shareholders – May 13, 2022 70.0% 78.0% 75.0% 74.0% 76.0% 79.0% 78.0% 76.0% 73.0% 80.5% 82.4% 55% 65% 75% 85% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Shopping Center Tenant Renewal Percentage 5/13/2022 10 yr. Avg. = 75.9% (Same Property) A ve ra ge R en ew al P er ce nt ag e Annual Presentation to Shareholders – May 13, 2022 Q1 2022 numbers reflect results through March 31, 2022 12 A significant contributor to property operating income growth is the percentage of tenants renewing their leases. A higher renewal percentage minimizes vacancy loss and landlord contributions often necessary in re- tenanting space. The percentage of shopping center tenants renewing leases, as measured by expiring base rents, averaged approximately 76% over the past ten years. Approximately 80% of shopping center tenants renewed in 2021, the highest rate in the last ten years, a trend that has continued into the first quarter of 2022. 12

Annual Presentation to Shareholders – May 13, 2022 Property Operating Income Growth (Shopping Center Same Property) 2.0% 3.6% 5.4% 0.4% 3.0% 2.1% -1.1% 1.6% -5.0% 5.7% 5.1% -6.0% -3.0% 0.0% 3.0% 6.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 10 yr. Avg. = 1.8% Annual Presentation to Shareholders – May 13, 2022 Q1 2022 numbers reflect results through March 31, 2022 13 Our shopping center same property operating income has averaged annual growth of 1.8% over the past ten years. After declining in 2020, our shopping center property operating income rebounded in 2021, growing 5.7% year-over-year, the highest level of growth in ten years. 13

Annual Presentation to Shareholders – May 13, 2022 Shopping Center Lease Expirations Annual Presentation to Shareholders – May 13, 2022 $16,196 $21,485 $20,178 $20,859 $15,856 $9,426 $4,371 $9,101 $2,488 $5,223 $10,946 $0 $6,000 $12,000 $18,000 $24,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter Lease Expirations of Shopping Center Properties P ro pe rt y O pe ra ti ng I nc om e (i n m il li on s) 14 The majority of our shopping center tenants are signed to long-term leases, reducing the risk associated with re-leasing space. Only 11.9% of shopping center leases, as measured by annual minimum rent, are scheduled to expire during 2022. 14

Annual Presentation to Shareholders – May 13, 2022 Significant Tenant Concentration Tenant Name # of Locations Percentage of Portfolio SF Percentage of Portfolio Revenue Giant Food 12 7.3% 5.3% Capital One 15 0.7% 2.2% CVS 10 1.2% 1.9% Safeway 7 3.2% 1.8% America's Health Insurance Plans 1 0.6% 1.7% Home Depot 3 3.4% 1.5% Lowe's Home Center 2 2.9% 1.4% Airlines Reporting Corporation 1 0.8% 1.4% Publix Super Markets 6 3.4% 1.4% Kroger / Harris Teeter 4 2.2% 1.3% Total 61 25.6% 19.7% Annual Presentation to Shareholders – May 13, 2022 15 One of our key leasing strategies is to anchor our properties with large financially stable, essential businesses. We believe this strategy provides predictability in our income streams and makes for financially healthier shopping centers and mixed-used properties. 15

Annual Presentation to Shareholders – May 13, 2022 Office Portfolio 601 Pennsylvania Avenue, Washington, DC Annual Presentation to Shareholders – May 13, 2022 16 Workforce trends, urbanization, and the continued effects of the COVID- 19 pandemic are reshaping tenant preferences, changing the way people work, live, play and shop. As the year progressed and many governments relaxed mandated shutdowns, the pandemic’s effects on the office market were reduced. We anticipate that it will take some time for companies to determine the optimum mix of in-office and remote work. However, we have seen increased leasing activity in the greater Washington, D.C. market, where our office buildings are located, in early 2022. 16

Annual Presentation to Shareholders – May 13, 2022 Apartment Portfolio Hampden House Bethesda, MD Projected Delivery: 2025 Twinbrook Quarter Phase I Rockville, MD Projected Delivery: 2024 The Waycroft Arlington, VA Delivered: 2020 Park Van Ness Washington, D.C. Delivered: 2016 Lyon Place Arlington, VA Delivered: 2010 Annual Presentation to Shareholders – May 13, 2022 17 Our recent and future development focus continues to be on transit- oriented residential properties with ground floor retail in the Washington, D.C. area. 17

Annual Presentation to Shareholders – May 13, 2022 98.9% 97.8% 96.7% 96.7% 95.9% 94.8% 94.8% 97.1% 96.8% 80% 84% 88% 92% 96% 100% 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Apartment Leasing Percentage 8 yr. Avg. = 96.6% Annual Presentation to Shareholders – May 13, 2022 (Includes Stabilized Properties Only) Q1 2022 numbers reflect results through March 31, 2022 A ve ra ge L ea si ng P er ce nt ag e 18 In 2021, our residential leasing percentage rebounded to 97.1%, its highest rate since 2015. Apartment rent collections averaged approximately 100% during 2021 and remained strong in the first quarter of 2022. 18

Annual Presentation to Shareholders – May 13, 2022 Apartment Property Operating Income Annual Presentation to Shareholders – May 13, 2022 2.8% 3.3% 3.4% 3.2% 3.0% 3.1% 5.6% 6.1% 6.3% 6.4% 9.3% 9.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Apartment Property Operating Income (as % of Total Property Operating Income) 244 515 1,006 1,456 1.822 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2010 2016 2020 2024 2025 Total Units Available Cumulative Total Portfolio Apartment Units Available Lyon Place at Clarendon Center (244 units) Park Van Ness (271 units) The Waycroft (491 units) Twinbrook Phase I (450 units) Hampden House (366 units) *New units shown by year property was delivered * * * * * 19 With the addition of The Waycroft, we now have three apartment houses in our portfolio. With development under way at Twinbrook Quarter Phase I and Hampden House, the residential percentage of our total portfolio property operating income will continue to grow in the coming years. 19

Development and Growth


Twinbrook Quarter
White Flint
Hampden House
Park Van Ness
The Waycroft
Clarendon Center
Shady Grove
Rockville
Twinbrook
White Flint
Grosvenor-Strathmore
Medical Center
Bethesda
Glenmont
Wheaton
Forest Glen
Silver Spring
Takoma
Georgia Ave Petworth
Columbia Heights
Dupont Circle
Farragut North
McPherson Sq
Metro Center
Federal Triangle
Smithsonian
Rosslyn
Green arrows indicates current development location
Yellow arrow indicates future development location
Blue arrows indicate operating property locations

Development Pipeline

Mixed-Use development pipeline nearby three Metro sites

- 2,231 apartment units
- 483,000 SF of retail
- 431,000 SF of office

} Twinbrook Quarter and Hampden House

- 1,600,000 SF of additional mixed-use development

} White Flint

Saul Centers

Annual Presentation to Shareholders – May 13, 2022 20

As we look toward future growth, we have plans to develop three sites along Washington, D.C. area Metrorail lines, including Twinbrook Quarter in Rockville, Hampden House in Bethesda, and White Flint in Rockville.

Saul Centers Annual Presentation to Shareholders – May 13, 2022 20

Annual Presentation to Shareholders – May 13, 2022 Twinbrook Quarter Rockville, Maryland Annual Presentation to Shareholders – May 13, 2022 21 During the past year, we started construction of the residential and retail portions of Twinbrook Quarter Phase I. The first phase of our 18-acre project in Rockville, Maryland, is located adjacent to the Twinbrook Station on Metro’s Red Line. Phase I will include 450 apartment units, an 80,000 square foot Wegmans, and 25,000 square feet of small shop retail. In the future, Phase I will also include a 230,000 square foot office building. 21

Annual Presentation to Shareholders – May 13, 2022 Twinbrook Quarter Rockville, Maryland Annual Presentation to Shareholders – May 13, 2022 22 Excavation of the site is now complete and below grade foundation work has begun. Initial delivery of Phase I is anticipated in 2024. 22

Annual Presentation to Shareholders – May 13, 2022 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden H use Bethesda, Maryland Annual Presentation to Shareholders – May 13, 2022 23 Our Hampden House development is located adjacent to both the proposed Purple Line light rail and the Metro’s Red Line in downtown Bethesda, Maryland. It will include 366 apartments and 10,100 square feet of ground floor retail. 23

Annual Presentation to Shareholders – May 13, 2022 Rendering of proposed Glebe Road development Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Hampden H use Bethesda, Maryland Annual Presentation to Shareholders – May 13, 2022 24 Demolition of the existing structure began in the fourth quarter of 2021 to prepare the site for development. Excavation of the site is ongoing and delivery is anticipated in 2025. 24

Annual Presentation to Shareholders – May 13, 2022 Funds From Operations (FFO) & Dividends Q1 2022 numbers reflect results through March 31, 2022 Annual Presentation to Shareholders – May 13, 2022 $2.03 $2.26 $2.37 $2.80 $2.95 $3.03 $3.18 $3.11 $3.18 $2.88 $3.14 $0.81 $1.44 $1.44 $1.44 $1.56 $1.69 $1.84 $2.04 $2.08 $2.12 $2.12 $2.16 $0.57 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 FFO per share Dividend per share 25 FFO per share increased 12.0% to $3.14 per basic share in 2021 from $2.88 per basic share in 2020. This strong performance permitted us to increase our dividend for the first time since 2019, paying dividends of $2.16 per share in 2021 compared to $2.12 per share in 2020. Our 2021 payout ratio of 69% was in line with historical averages. 25

Annual Presentation to Shareholders – May 13, 2022 $8,600 $9,300 $66,700 $20,600 $135,600 $42,500 $34,000 $0 $24,000 $0 $279,901 $0 $75,000 $150,000 $225,000 $300,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 & Beyond Fixed-Rate Mortgage Maturities Balloon Payment Owed at Maturity Debt Structure (as of March 31, 2022) (I n M il li on s) Annual Presentation to Shareholders – May 13, 2022 • $525 million unsecured credit facility ($100 million term loan and $425 million line of credit) • As of March 31, 2022, $238 million was outstanding under the credit facility • 79% of total debt is fixed-rate, non-recourse • Average interest rate on debt – 4.28% • Weighted average term to maturity (fixed-rate mortgage loans) – 8.4 years * Excludes unsecured credit facility maturities * * 26 As of March 31, 2022, we have remaining maturities of only $17.9 million in 2022 and 2023. Our remaining maturities are staggered through 2035, with less than $50 million maturing annually in eight of the next ten years. This laddered maturity schedule minimizes the risk associated with potential future capital market volatility. 26

Annual Presentation to Shareholders – May 13, 2022 Capital Summary $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Debt Preferred Equity Common Equity • $185 million perpetual preferred stock carries a 6.05% weighted average dividend rate • As of March 31, 2022, our cash balance was approximately $12.3 million and our borrowing capacity under our credit facility was approximately $233 million Annual Presentation to Shareholders – May 13, 2022 M ar ke t C ap it al iz at io n (I n M il li on s) 27 As of March 31, 2022, a holder of our stock since our August 1993 IPO has received a compounded annual total return of 9.8%, including both dividends and share price appreciation. 27

Annual Presentation to Shareholders – May 13, 2022 Thank You 28 28